Exhibit 99.2




                                  MONTPELIER RE


                              Financial Supplement


                               September 30, 2007

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.


contact:    William Pollett, Treasurer
telephone:  +1(441) 297 9576
email:      bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the "U.S.") federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. See "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2007 and June 30, 2007, as filed with the Securities and Exchange Commission. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plan of our new insurance and reinsurance initiatives effectively, including the integration of those operations into our existing operations; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                               Table of Contents



Page

1          Consolidated Financial Highlights

2          Summary Consolidated Balance Sheets

3          Summary Consolidated Income Statements

4          Premium Analysis by Quarter

5          Losses Paid to Incurred Analysis

6          Losses and Loss Ratios by Line

7          Consolidated Investments

8          Reinsurance Recoverable by Rating

9          Fully Converted Book Value Per Share

10         Securities Convertible into Common Shares

11         Basic and Diluted Earnings Per Share

12         Summary Consolidating Balance Sheet - Blue Ocean

13         Summary Consolidating Income Statements - Blue Ocean Q3 2007

14         Summary Consolidating Income Statements - Blue Ocean YTD 2007

15         Financial Measures Disclosures

                                                    MONTPELIER RE HOLDINGS LTD.
                                           Consolidated Financial Highlights (unaudited)
                                              $ in millions, except per share amounts

                                               Three months ended Sept 30   % change    Nine months ended Sept 30   % change
                                                    2007           2006        QTD          2007           2006        YTD
                                              ----------------------------  --------  ----------------------------  --------

Highlights
Gross premiums written                         $    128.3     $    121.1        6%     $    577.5     $    642.2      -10%

Net premiums written                           $    118.6     $    107.8       10%     $    474.5     $    525.4      -10%

Net premiums earned                            $    138.4     $    151.5       -9%     $    410.2     $    434.2       -6%

Net investment income                          $     31.9     $     33.1       -4%     $     99.4     $     92.3        8%

Operating income(1)                            $     78.3     $     75.6        4%     $    192.6     $    175.2       10%

Net income                                     $    101.3     $     83.4       21%     $    225.3     $    180.8       25%

Comprehensive income                           $    102.0     $    110.0       -7%     $    226.1     $    221.7        2%

Total assets                                                                           $  3,589.2     $  4,095.8

Shareholders' equity                                                                   $  1,630.0     $  1,358.8

Per share data
Diluted operating income per share(2)          $     0.82     $     0.78               $     2.01     $     1.88

Diluted comprehensive income per share(2)      $     1.07     $     1.14               $     2.36     $     2.39

Fully converted book value per share(3)                                                $    17.03     $    14.07

Dividend per share / warrant                   $    0.075     $    0.075               $     0.23     $     0.23

Financial ratios
Loss and loss adjustment expense ratio:
   Current year                                     30.1%          33.5%                    43.7%          38.2%
   Prior year                                       -3.3%          -5.0%                    -7.9%          -1.5%
                                                 ---------      ---------                ---------      ---------
Loss and loss adjustment expense ratio              26.8%          28.5%                    35.8%          36.7%
Acquisition costs ratio                             14.5%          18.0%                    14.2%          21.0%
General and administrative expense ratio            16.6%          11.8%                    14.3%          11.0%
                                                 ---------      ---------                ---------      ---------
Combined ratio                                      57.9%          58.3%                    64.3%          68.7%
                                                 =========      =========                =========      =========

Operating income / Avg shareholders' equity          4.9%           5.8%                    12.4%          14.7%

Change in FCBV adj for Dvds(4)                       6.6%           8.8%                    11.6%          20.5%
Change in FCBV adj for Dvds(4): Rolling 12
 months                                             23.3%          13.4%


(1) Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes.
(2) See Page 11 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.
(3) See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.
(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See page 15 for a discussion of our use of certain Financial Measures Disclosures.

                                                    MONTPELIER RE HOLDINGS LTD.
                                          Summary Consolidated Balance Sheets (unaudited)
                                              $ in millions, except per share amounts

                                                        Sept 30         Jun 30         Mar 31         Dec 31        Sept 30
                                                          2007           2007           2007           2006           2006
                                                     -------------- -------------- -------------- -------------- --------------


ASSETS
Investments and cash and cash equivalents             $    2,923.6   $    2,873.1   $    3,117.5   $    3,086.3   $    3,123.6
Securities lending collateral                                136.7          171.9          219.5          315.7          342.1
Premiums receivable                                          218.8          271.1          230.5          171.7          270.9
Deferred acquisition costs                                    37.8           41.6           37.3           30.3           42.9
Reinsurance recoverable on paid and unpaid losses            164.5          174.7          204.1          205.1          220.0
Unearned premium ceded                                        51.6           72.2           84.2           44.5           55.1
Other assets                                                  56.2           45.8           46.9           45.2           41.2
                                                     -------------- -------------- -------------- -------------- --------------

  Total Assets                                        $    3,589.2   $    3,650.4   $    3,940.0   $    3,898.8   $    4,095.8
                                                     ============== ============== ============== ============== ==============


LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves                    905.8          958.3        1,005.5        1,089.2        1,341.4
Unearned premium                                             290.5          331.0          305.4          219.2          325.3
Securities lending payable                                   136.7          171.9          219.5          315.7          342.1
Debt                                                         427.4          427.4          427.3          427.3          352.3
Other liabilities                                            115.3          142.5          171.6          116.1          149.0
                                                     -------------- -------------- -------------- -------------- --------------
  Total Liabilities                                        1,875.7        2,031.1        2,129.3        2,167.5        2,510.1
                                                     -------------- -------------- -------------- -------------- --------------

Minority Interest - Blue Ocean preferred shares(1)            19.1           18.5           63.4           61.6           59.8
Minority Interest - Blue Ocean common shares(1)               64.4           60.2          187.7          176.8          167.1
                                                     -------------- -------------- -------------- -------------- --------------
  Total Minority Interest                                     83.5           78.7          251.1          238.4          226.9
                                                     -------------- -------------- -------------- -------------- --------------


COMMON SHAREHOLDERS' EQUITY                                1,630.0        1,540.6        1,559.6        1,492.9        1,358.8
                                                     -------------- -------------- -------------- -------------- --------------

  Total Liabilities, Minority Interest & Common
   Shareholders' Equity                               $    3,589.2   $    3,650.4   $    3,940.0   $    3,898.8   $    4,095.8
                                                     ============== ============== ============== ============== ==============


Fully converted book value per share(2)               $      17.03   $      16.04   $      16.08   $      15.46   $      14.07
                                                     ============== ============== ============== ============== ==============


(1)  See Page 12 for additional information.
(2) See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                                                      MONTPELIER RE HOLDINGS LTD.
                                          Summary Consolidated Income Statements (unaudited)
                                                $ in millions, except per share amounts

                                                                                                  YTD         YTD      Full Year
                                     Q3-07       Q2-07       Q1-07       Q4-06       Q3-06       2007        2006        2006
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Underwriting revenues
Gross premiums written             $  128.3    $  188.2    $  261.0    $   85.3    $  121.1    $  577.5    $  642.2    $  727.5
Reinsurance premiums ceded              9.7        21.6        71.7        32.1        13.3       103.0       116.8       148.9
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net premiums written                  118.6       166.6       189.3        53.2       107.8       474.5       525.4       578.6

Gross premiums earned                 168.7       162.7       174.7       191.6       190.1       506.1       579.7       771.2
Earned reinsurance premiums ceded      30.3        33.6        32.0        42.7        38.6        95.9       145.5       188.1
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net premiums earned                   138.4       129.1       142.7       148.9       151.5       410.2       434.2       583.1

Loss and loss adjustment expenses      37.1        50.2        59.6        13.1        43.2       146.9       159.5       172.6
Acquisition costs                      20.0        19.8        18.5        21.7        27.3        58.3        91.1       112.8
General and administrative
 expenses                              23.0        20.4        15.4        18.4        17.9        58.8        47.6        66.0
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Underwriting income                    58.3        38.7        49.2        95.7        63.1       146.2       136.0       231.7

Net investment income                  31.9        34.4        33.1        33.5        33.1        99.4        92.3       125.8
Interest and other financing
 expenses                               8.6         8.2         8.5         7.3         6.8        25.3        20.9        28.2
Other revenue                           4.6         1.2         2.1         4.2         2.4         7.9         5.3         9.5
Other non-underwriting expenses         3.0         2.9         2.9         2.7         3.2         8.8        11.1        13.8
Minority interest expense - Blue
 Ocean                                  4.9         9.2        12.7        12.9        13.0        26.8        26.4        39.3
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operating income(1)                    78.3        54.0        60.3       110.5        75.6       192.6       175.2       285.7
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


Net realized and unrealized gains
 (losses) on investments, foreign
 exchange and income taxes(1)          23.0        (3.3)       13.0        11.7         7.8        32.7         5.6        17.3

                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net income                            101.3        50.7        73.3       122.2        83.4       225.3       180.8       303.0
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Other comprehensive (loss) income
 items                                  0.7         0.8        (0.7)       17.7        26.6         0.8        40.9        58.6

                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Comprehensive income               $  102.0    $   51.5    $   72.6    $  139.9    $  110.0    $  226.1    $  221.7    $  361.6
                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Loss and loss adjustment expense
 ratio:
   Current year                       30.1%       54.0%       47.5%       20.3%       33.5%       43.7%       38.2%       33.7%
   Prior year                         -3.3%      -15.2%       -5.7%      -11.5%       -5.0%       -7.9%       -1.5%       -4.1%
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Loss and loss adjustment expense
 ratio                                26.8%       38.8%       41.8%        8.8%       28.5%       35.8%       36.7%       29.6%
Acquisition costs ratio               14.5%       15.4%       13.0%       14.6%       18.0%       14.2%       21.0%       19.4%
General and administrative expense
 ratio                                16.6%       15.8%       10.8%       12.3%       11.8%       14.3%       11.0%       11.3%
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Combined ratio                     57.9%       70.0%       65.6%       35.7%       58.3%       64.3%       68.7%       60.3%
                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Diluted operating income per
 share(2)                          $   0.82    $   0.56    $   0.62    $   1.14    $   0.78    $   2.01    $   1.88    $   3.04
Diluted comprehensive income per
 share                             $   1.07    $   0.54    $   0.75    $   1.45    $   1.14    $   2.36    $   2.39    $   3.86
Operating income / Avg
 shareholders' equity                  4.9%        3.5%        4.0%        7.7%        5.8%       12.4%       14.7%       22.4%
Comprehensive income / Avg
 shareholders' equity                  6.4%        3.3%        4.8%        9.8%        8.4%       14.5%       18.6%       28.4%


(1)  Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS
     159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity and equity investments are included in net income for the three and nine months ended September 30, 2007. For all prior periods, certain of these changes are included in other comprehensive income.
(2) Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes. See Page 11 for calculation and Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                                                       MONTPELIER RE HOLDINGS LTD.
                                                 Premium Analysis by Quarter (unaudited)
                                                              $ in millions

                                                                                                  YTD         YTD      Full Year
                                     Q3-07       Q2-07       Q1-07       Q4-06       Q3-06       2007        2006        2006
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Gross premiums written

  Property catastrophe excess of
   loss                            $   48.4    $  115.5    $  150.6    $   26.9    $   46.8    $  314.5    $  265.6    $  292.5
  Property retrocession                12.1         1.1         0.7         2.8         1.2        13.9         6.5         9.3
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Property Catastrophe                 60.5       116.6       151.3        29.7        48.0       328.4       272.1       301.8

  Property risk excess of loss         16.8         1.9        20.8         4.9        17.0        39.5        41.0        45.9
  Property pro-rata                     9.9         8.1        10.4        12.8         9.7        28.4        65.0        77.8
  Property direct & facultative        17.7        24.0        13.9        14.0        18.9        55.6        69.2        83.2
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Property Specialty                   44.4        34.0        45.1        31.7        45.6       123.5       175.2       206.9

  Personal accident & WCA               3.1         4.1         2.1         4.1         3.4         9.3        19.3        23.4
  Casualty                             11.5         9.4        13.9         7.2         8.7        34.8        49.2        56.4
  Marine & miscellaneous                4.2         6.7         7.1         3.0         2.2        18.0        13.5        16.5
  Sabotage & terrorism                  2.4         3.3         9.1         3.1         3.4        14.8        13.6        16.7
  Aviation                              2.2         1.6         2.6         2.4         2.9         6.4         8.9        11.3
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Other Specialty                      23.4        25.1        34.8        19.8        20.6        83.3       104.5       124.3

  Blue Ocean                              -        12.5        29.8         4.1         6.9        42.3        90.7        94.8

  Qualifying Quota Share                  -           -           -           -           -           -        (0.3)       (0.3)
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Total                              $  128.3    $  188.2    $  261.0    $   85.3    $  121.1    $  577.5    $  642.2    $  727.5
                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========



  Rolling 12 month total - gross
   premiums written                $  662.8    $  655.6    $  763.6    $  727.5    $  749.0
                                  ----------  ----------  ----------  ----------  ----------

  Rolling 12 month total - net
   premiums written                $  527.7    $  516.9    $  622.2    $  578.6    $  533.7
                                  ----------  ----------  ----------  ----------  ----------

                                                     MONTPELIER RE HOLDINGS LTD.
                                            Losses Paid to Incurred Analysis (unaudited)
                                                           $ in millions

                                              Three months ended Sept 30, 2007            Three months ended Sept 30, 2006
                                          ----------------------------------------    ----------------------------------------
                                              Gross      Recoveries        Net            Gross      Recoveries        Net
                                          ------------  ------------  ------------    ------------  ------------  ------------

Reserve for losses, beginning of period    $    958.3    $    162.7    $    795.6      $  1,448.9    $    232.1    $  1,216.8

Losses incurred
  Current year                                   45.4           3.7          41.7            53.0           2.3          50.7
  Prior years                                    (7.6)         (3.0)         (4.6)           (5.3)          2.2          (7.5)
                                          ------------  ------------  ------------    ------------  ------------  ------------
Total losses incurred                            37.8           0.7          37.1            47.7           4.5          43.2
                                          ------------  ------------  ------------    ------------  ------------  ------------

Paid losses
  Current year                                   15.6           1.1          14.5            (3.4)          0.1          (3.5)
  Prior years                                    74.7          11.6          63.1           158.6          22.2         136.4
                                          ------------  ------------  ------------    ------------  ------------  ------------
Total paid losses                                90.3          12.7          77.6           155.2          22.3         132.9
                                          ------------  ------------  ------------    ------------  ------------  ------------

Reserve for losses, end of period          $    905.8    $    150.7    $    755.1      $  1,341.4    $    214.3    $  1,127.1
                                          ============  ============  ============    ============  ============  ============


                                               Nine months ended Sept 30, 2007             Nine months ended Sept 30, 2006
                                          ----------------------------------------    ----------------------------------------
                                              Gross      Recoveries        Net            Gross      Recoveries        Net
                                          ------------  ------------  ------------    ------------  ------------  ------------

Reserve for losses, beginning of period    $  1,089.2    $    197.3    $    891.9      $  1,781.9    $    305.7    $  1,476.2

Losses incurred
  Current year                                  192.5          13.3         179.2           173.0           6.8         166.2
  Prior years                                   (38.9)         (6.6)        (32.3)           19.8          26.5          (6.7)
                                          ------------  ------------  ------------    ------------  ------------  ------------
Total losses incurred                           153.6           6.7         146.9           192.8          33.3         159.5
                                          ------------  ------------  ------------    ------------  ------------  ------------

Paid losses
  Current year                                   22.0           1.5          20.5            17.0           0.2          16.8
  Prior years                                   315.0          51.8         263.2           616.3         124.5         491.8
                                          ------------  ------------  ------------    ------------  ------------  ------------
Total paid losses                               337.0          53.3         283.7           633.3         124.7         508.6
                                          ------------  ------------  ------------    ------------  ------------  ------------

Reserve for losses, end of period          $    905.8    $    150.7    $    755.1      $  1,341.4    $    214.3    $  1,127.1
                                          ============  ============  ============    ============  ============  ============

                                                   MONTPELIER RE HOLDINGS LTD.
                                           Losses and Loss Ratios by Line (unaudited)
                                                          $ in millions

                                                                                                 Full Year
                                  Q3-07        Q2-07        Q1-07        Q4-06        Q3-06        2006
                               -----------  -----------  -----------  -----------  -----------  -----------
Property Specialty
------------------

 Net reserves: start                231.9        244.5        271.6        332.2        360.7        398.4
 Change in prior AY                  (2.0)       (11.5)       (10.6)        (8.9)        (4.2)       (30.6)
 Paid losses(1)                     (20.5)       (17.9)       (29.5)       (68.6)       (46.7)      (197.8)
 Current yr. incurred losses         10.7         16.8         13.0         16.9         22.4        101.6
                               -----------  -----------  -----------  -----------  -----------  -----------
 Net reserves: end                  220.1        231.9        244.5        271.6        332.2        271.6
                               -----------  -----------  -----------  -----------  -----------  -----------

 IBNR                                95.1         88.3         95.6        104.7        130.3
 Net earned premium                  34.6         24.8         34.8         41.9         58.0        220.5

Net loss ratio                      25.1%        21.6%         6.9%        18.9%        31.5%        32.2%
Prior AY adjusts.                   -5.8%       -46.4%       -30.5%       -21.2%        -7.2%       -13.9%



Property Catastrophe
--------------------

 Net reserves: start                281.9        277.1        302.9        418.4        490.0        719.8
 Change in prior AY                   0.5         (5.8)         2.5          5.2          2.1         30.2
 Paid losses(1)                     (44.1)       (27.7)       (68.6)      (122.8)       (78.4)      (465.6)
 Current yr. incurred losses         18.5         38.3         40.3          2.1          4.7         18.5
                               -----------  -----------  -----------  -----------  -----------  -----------
 Net reserves: end                  256.8        281.9        277.1        302.9        418.4        302.9
                               -----------  -----------  -----------  -----------  -----------  -----------

 IBNR                               134.2        149.4        123.7        122.0        122.7            -
 Net earned premium                  68.7         62.8         62.5         54.8         38.5        165.9

Net loss ratio                      27.7%        51.7%        68.5%        13.4%        17.6%        29.4%
Prior AY adjusts.                    0.7%        -9.2%         4.0%         9.5%         5.5%        18.2%



Blue Ocean Re
-------------

 Net reserves: start                    -            -            -            -            -            -
 Change in prior AY                     -            -            -            -            -            -
 Paid losses(1)                         -            -            -            -            -            -
 Current yr. incurred losses            -            -            -            -            -            -
                               -----------  -----------  -----------  -----------  -----------  -----------
 Net reserves: end                      -            -            -            -            -            -
                               -----------  -----------  -----------  -----------  -----------  -----------

 IBNR                                   -            -            -            -            -            -
 Net earned premium                  11.1         16.2         22.5         26.7         23.9         72.9

Net loss ratio                       0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
Prior AY adjusts.                    0.0%         0.0%         0.0%         0.0%         0.0%         0.0%



Other Specialty
---------------

 Net reserves: start                281.8        300.3        317.4        376.5        366.1        341.3
 Change in prior AY                  (3.1)        (2.4)           -        (13.4)        (5.4)       (19.9)
 Paid losses(1)                     (13.0)       (30.8)       (31.5)       (57.1)        (7.6)       (80.3)
 Current yr. incurred losses         12.5         14.7         14.4         11.4         23.4         76.3
                               -----------  -----------  -----------  -----------  -----------  -----------
 Net reserves: end                  278.2        281.8        300.3        317.4        376.5        317.4
                               -----------  -----------  -----------  -----------  -----------  -----------

 IBNR                               171.3        172.6        170.0        173.6        219.3
 Net earned premium                  24.0         25.2         22.9         25.6         31.0        124.1

Net loss ratio                      39.2%        48.8%        62.9%        -8.2%        58.3%        45.4%
Prior AY adjusts.                  -12.9%        -9.4%         0.0%       -52.3%       -17.4%       -16.0%



Qualifying Quota Share
----------------------

 Net reserves: start                    -            -            -            -            -         16.7
 Change in prior AY                     -            -            -            -            -         (3.5)
 Paid losses(1)                         -            -            -            -            -        (13.2)
 Current yr. incurred losses            -            -            -            -            -            -
                               -----------  -----------  -----------  -----------  -----------  -----------
 Net reserves: end                      -            -            -            -            -            -
                               -----------  -----------  -----------  -----------  -----------  -----------

 IBNR                                   -            -            -            -            -
 Net earned premium                     -            -            -            -            -         (0.3)

Net loss ratio                       0.0%         0.0%         0.0%         0.0%         0.0%      1176.9%
Prior AY adjusts.                    0.0%         0.0%         0.0%         0.0%         0.0%      1166.7%



TOTAL
-----

 Net reserves: start                795.6        821.9        891.9      1,127.1      1,216.8      1,476.2
 Change in prior AY                  (4.6)       (19.6)        (8.1)       (17.1)        (7.5)       (23.8)
 Paid losses(1)                     (77.6)       (76.4)      (129.6)      (248.5)      (132.7)      (756.9)
 Current yr. incurred losses         41.7         69.8         67.7         30.4         50.5        196.4
                               -----------  -----------  -----------  -----------  -----------  -----------
 Net reserves: end                  755.1        795.6        821.9        891.9      1,127.1        891.9
                               -----------  -----------  -----------  -----------  -----------  -----------

 IBNR                               400.6        410.2        389.3        400.3        472.3
 Net earned premium                 138.4        129.0        142.7        149.0        151.4        583.1

Net loss ratio                      26.8%        38.8%        41.7%         8.8%        28.5%        29.6%
Prior AY adjusts.                   -3.3%       -15.2%        -5.7%       -11.5%        -5.0%        -4.1%


IBNR as a % of net reserves           53%          52%          47%          45%          42%          45%


(1)  Paid losses are shown net of the impact of foreign exchange translation

                                                       MONTPELIER RE HOLDINGS LTD.
                                                  Consolidated Investments (unaudited)
                                                              $ in millions

                                                Sept 30         Jun 30          Mar 31          Dec 31          Sept 30
                                                 2007            2007            2007            2006            2006
                                            --------------  --------------  --------------  --------------  --------------

Market value $
Fixed maturities                             $    2,305.6    $    2,275.0    $    2,473.7    $    2,507.5    $    2,636.4
Equity securities                                   222.9           211.9           205.9           203.1           181.3
Other investments                                    49.3            30.9            29.6            27.1            37.1
Cash equivalents                                    166.9            59.5           121.1            13.7            36.2
Cash                                                178.9           295.8           287.2           334.9           232.6
                                            --------------  --------------  --------------  --------------  --------------
    Total                                    $    2,923.6    $    2,873.1    $    3,117.5    $    3,086.3    $    3,123.6
                                            ==============  ==============  ==============  ==============  ==============

Market value %
Fixed maturities                                      78%             80%             79%             81%             85%
Equity securities                                      8%              7%              7%              7%              6%
Other investments                                      2%              1%              1%              1%              1%
Cash equivalents                                       6%              2%              4%              -%              1%
Cash                                                   6%             10%              9%             11%              7%
                                            --------------  --------------  --------------  --------------  --------------
    Total                                            100%            100%            100%            100%            100%
                                            ==============  ==============  ==============  ==============  ==============

Fixed maturities allocation
Government & government-sponsored entities   $      764.0    $      760.8    $      933.0    $    1,259.0    $    1,180.5
Corporate debt securities                           620.6           648.2           645.5           491.4           689.6
Mortgage-backed and asset-backed
 securities(1)                                      921.0           866.0           895.2           757.1           766.3
                                            --------------  --------------  --------------  --------------  --------------
    Total                                    $    2,305.6    $    2,275.0    $    2,473.7    $    2,507.5    $    2,636.4
                                            ==============  ==============  ==============  ==============  ==============

Total investment return
Net investment income                        $       31.9    $       34.4    $       33.1    $       33.5    $       33.1
Net investment gains (losses)                        14.0            (5.2)           15.3             6.3             7.0
Net FX gains on investments                           7.0             2.5             1.0             3.0             0.6
Change in net unrealized gains (losses)               0.7             0.8            (0.7)           13.7            26.6
                                            --------------  --------------  --------------  --------------  --------------
    Total                                    $       53.6    $       32.5    $       48.7    $       56.5    $       67.3
                                            ==============  ==============  ==============  ==============  ==============


Total quarterly return on average market
 value %                                             1.9%            1.1%            1.5%            2.0%            2.2%


Average yield to worst of fixed maturities
 and cash equivalents                                4.9%            5.2%            5.1%            5.1%            5.0%
Average duration of fixed maturities and        1.9 years       2.3 years       1.6 years       1.4 years       1.5 years
 cash equivalents
Average credit quality of fixed maturities            AA+             AA+             AA+             AA+             AA+
 and cash equivalents


(1) Consists of mortgage-backed securities of $225.9 million, collateralized mortgage obligations of $423.8 million and asset-backed securities of $271.3 million at September 30, 2007.

                                                      MONTPELIER RE HOLDINGS LTD.
                                             Reinsurance Recoverable by Rating (unaudited)
                                                             $ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

                                            Sept 30            Jun 30            Mar 31            Dec 31           Sept 30
                                              2007              2007              2007              2006              2006
                                        ----------------  ----------------  ----------------  ----------------  ----------------

Reinsurance recoverable on paid losses

A++                                      $   -     -   %   $   -     -   %   $   -     -   %   $   -     -   %   $   -     -   %
A+                                           1.5   10.9        2.0   16.7        2.5   12.2        1.2   15.4        0.4    7.0
A                                            7.5   54.3        7.5   62.5       13.2   64.4        5.3   67.9        4.1   71.9
A-                                           4.4   31.9        2.4   20.0        4.3   21.0        1.3   16.7        1.2   21.1
B+                                           0.4    2.9        0.1    0.8        0.5    2.4        -     -          -      -
Not rated                                    -     -           -      -          -      -          -     -          -      -
                                        ----------------  ----------------  ----------------  ----------------  ----------------

                                         $  13.8  100.0%   $  12.0  100.0%   $  20.5  100.0%   $   7.8  100.0%   $   5.7  100.0%
                                        ================  ================  ================  ================  ================


Reinsurance recoverable on unpaid losses

A++                                      $  64.5   42.8%   $  64.8   39.8%   $  65.8   35.8%   $  65.8   33.4%   $  65.3   30.5%
A+                                          11.1    7.4       13.1    8.1       18.1    9.9       20.2   10.2       22.3   10.4
A                                           46.8   31.1       58.9   36.2       72.1   39.3       85.0   43.1       94.5   44.1
A-                                          14.7    9.7       13.2    8.1       13.1    7.1       13.1    6.6       17.2    8.0
B+                                           9.3    6.2       10.4    6.4       13.0    7.1       -      -          -      -
Not rated                                    4.3    2.8        2.3    1.4        1.5    0.8       13.2    6.7       15.0    7.0
                                        ----------------  ----------------  ----------------  ----------------  ----------------

                                         $ 150.7  100.0%   $ 162.7  100.0%   $ 183.6  100.0%   $ 197.3  100.0%   $ 214.3  100.0%
                                        ================  ================  ================  ================  ================


Total reinsurance recoverable

A++                                      $  64.5   39.2%   $  64.8   37.2%   $  65.8   32.3%   $  65.8   32.1%   $  65.3   29.7%
A+                                          12.6    7.7       15.1    8.6       20.6   10.1       21.4   10.4       22.7   10.3
A                                           54.3   33.0       66.4   38.0       85.3   41.8       90.3   44.0       98.6   44.8
A-                                          19.1   11.6       15.6    8.9       17.4    8.5       14.4    7.0       18.4    8.4
B+                                           9.7    5.9       10.5    6.0       13.5    6.6       -      -          -      -
Not rated                                    4.3    2.6        2.3    1.3        1.5    0.7       13.2    6.4       15.0    6.8
                                        ----------------  ----------------  ----------------  ----------------  ----------------

                                         $ 164.5  100.0%   $ 174.7  100.0%   $ 204.1  100.0%   $ 205.1  100.0%   $ 220.0  100.0%
                                        ================  ================  ================  ================  ================


                                                      MONTPELIER RE HOLDINGS LTD.
                                           Fully Converted Book Value Per Share (unaudited)
                                                $ in millions, except per share amounts


                                                       Sept 30         Jun 30          Mar 31          Dec 31          Sept 30
                                                         2007           2007            2007            2006            2006
                                                   --------------  --------------  --------------  --------------  --------------

Numerator

Shareholders' equity                                $    1,630.0    $    1,540.6    $    1,559.6    $    1,492.9    $    1,358.8
Proceeds from assumed exercise of variable
 forward(1)                                                    -               -               -               -               -

                                                   --------------  --------------  --------------  --------------  --------------
Book value numerator                                $    1,630.0    $    1,540.6    $    1,559.6    $    1,492.9    $    1,358.8
                                                   ==============  ==============  ==============  ==============  ==============

Denominator

Common shares outstanding                            102,617,706     103,067,067     111,778,122     111,775,682     111,775,682
Less: common shares subject to issuance agreements    (7,920,000)     (7,920,000)    (15,694,800)    (15,694,800)    (15,694,800)
                                                   --------------  --------------  --------------  --------------  --------------
Common shares outstanding - adjusted                  94,697,706      95,147,067      96,083,322      96,080,882      96,080,882

Shares issuable in connection with forward sale
 agreements(1)                                                 -               -               -               -               -
Dilutive effect of share obligations under benefit
 plans                                                 1,030,164         920,473         928,675         473,771         470,310

                                                   --------------  --------------  --------------  --------------  --------------
Book value denominator                                 95,727,870      96,067,540      97,011,997      96,554,653      96,551,192
                                                   ==============  ==============  ==============  ==============  ==============

                                                   --------------  --------------  --------------  --------------  --------------
Fully converted book value per share                $      17.03    $      16.04    $      16.08    $      15.46    $      14.07
                                                   ==============  ==============  ==============  ==============  ==============

Dividend per common share                           $      0.075    $      0.075    $      0.075    $      0.075    $      0.075
Change in FCBVPS(2): Quarter                                6.2%           -0.2%            4.0%            9.9%            8.2%
Change in FCBV adj for Dvds(3): Quarter                     6.6%            0.2%            4.4%           10.4%            8.8%
Change in FCBV adj for Dvds(3): Rolling 12 months          23.3%           25.9%           33.8%           33.2%           13.4%
Annualized Change in FCBV adj for Dvds(3) since
 inception                                                  9.6%


(1) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which the ending FCBVPS falls between the contractual cap and floor prices.
(2) FCBVPS = Fully converted book value per share. See Page 15 for a discussion of our use of certain Financial Measures Disclosures.
(3) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 15 for a discussion of our use of certain Financial Measures Disclosures.

                                                        MONTPELIER RE HOLDINGS LTD.
                                           Securities Convertible into Common Shares (unaudited)
                                                  $ in millions, except per share amounts

                                                       Sept 30         Jun 30          Mar 31          Dec 31          Sept 30
                                                         2007           2007            2007            2006            2006
                                                   --------------  --------------  --------------  --------------  --------------

Common shares subject to forward sale
 agreements:(1)
   Variable forward A floor shares(2)                          -               -               -       7,774,800       7,774,800
   Variable forward B floor shares                     7,920,000       7,920,000       7,920,000       7,920,000       7,920,000
Warrants outstanding                                           -               -       7,172,358       7,172,358       7,172,358
Share obligations under benefit plans                  1,030,164         920,473         928,675         473,771         470,310
                                                   --------------  --------------  --------------  --------------  --------------
   Total                                               8,950,164       8,840,473      16,021,033      23,340,929      23,337,468
                                                   ==============  ==============  ==============  ==============  ==============



Common shares subject to forward sale
-------------------------------------
 agreements:(2)
 --------------

Forward sale agreement B (matures March 2008)
   Proceeds to Company assuming physical
    settlement at maturity                     (A)  $ 89,100,000    $ 89,100,000    $ 89,100,000    $ 89,100,000    $ 89,100,000
   Forward floor price                         (B)  $      11.25    $      11.25    $      11.25    $      11.25    $      11.25
   Number of shares to be delivered at and     (C)
    below the forward floor price                      7,920,000       7,920,000       7,920,000       7,920,000       7,920,000
   Forward cap price                           (D)  $     18.375    $     18.375    $     18.375    $     18.375    $     18.375
   Number of shares to be delivered at the     (E)
    forward cap price                                  4,848,980       4,848,980       4,848,980       4,848,980       4,848,980
   Example: Period-ending market price         (F)  $      17.70    $      18.54    $      17.34    $      18.61    $      19.39
   Example: Net cash payment by/(to) the       (G)  $          -    $    800,082    $          -    $  1,139,510    $  4,921,715
    Company (if cash settlement) based on such
    period-end mkt price
   Example: Common shares issued (if physical  (H)     5,033,898       4,848,980       5,138,408       4,848,980       4,848,980
    settlement) based on such period-end mkt
    price

[G] = If [F] is greater than or equal to [D] then = ([E] x ([F] - [D])) ; If [B] is less than [F] is less than [D] then = 0 ; If [F] is less than or equal to [B] then = ([C] x ([F] - [B]))
[H] = If [F] is greater than or equal to [D] then = [E] ; If [B] is less than [F] is less than [D] then = ([A] / [F]) ; If [F] is less than or equal to [B] then = [C]


(1) The formulae above are provided for illustrative purposes only and reflect assumptions intended to simplify the illustrations. The actual results illustrated above are governed by the documents filed with the SEC on May 31, 2006 and as amended December 29, 2006. For a detailed description of these forward sale agreements, please refer to our 8-K's filed June 2, 2006 and January 3, 2007.
(2) Variable forward A expired in March 2007 with an average share price between floor and cap resulting in no net shares or cash being paid as per election.

                                                      MONTPELIER RE HOLDINGS LTD.
                                           Basic and Diluted Earnings Per Share (unaudited)
                                                $ in millions, except per share amounts

                                                                                             YTD           YTD        Full Year
                      Q3-07         Q2-07         Q1-07         Q4-06         Q3-06         2007          2006          2006
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

Numerator
Operating income
 (1)               $      78.3   $      54.0   $      60.3   $     110.5   $      75.6   $     192.6   $     175.2   $     285.7
Adjustment related
 to dividends paid
 on warrants(2)              -             -          (0.5)         (0.5)         (0.6)         (0.5)         (1.6)         (2.1)
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Adjusted operating
 income(2)                78.3          54.0          59.8         110.0          75.0         192.1         173.6         283.6
Net realized and
 unrealized gains
 (losses), foreign
 exch. and taxes          23.0          (3.3)         13.0          11.7           7.8          32.7           5.6          17.3
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Adjusted net
 income(2)               101.3          50.7          72.8         121.7          82.8         224.8         179.2         300.9

Other
 comprehensive
 (loss) income             0.7           0.8          (0.7)         17.7          26.6           0.8          40.9          58.6
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

Adjusted
 comprehensive
 income(2)         $     102.0   $      51.5   $      72.1   $     139.4   $     109.4   $     225.6   $     220.1   $     359.5
                  ============= ============= ============= ============= ============= ============= ============= =============

Denominator
Average common
 shares
 outstanding       102,736,228   105,971,680   111,776,495   111,775,682   111,775,682   106,828,677    98,788,791   102,035,514
Less: common shares
 subject to
 issuance
 agreements         (7,920,000)  (10,511,600)  (15,694,800)  (15,694,800)  (15,694,800)  (11,375,467)   (6,542,710)   (8,830,733)
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Average common
 shares
 outstanding -
 Basic              94,816,228    95,460,080    96,081,695    96,080,882    96,080,882    95,453,210    92,246,081    93,204,781

Dilutive effect of
 warrants(2)                 -             -             -             -             -             -             -             -
Dilutive effect of
 share obligations
 under benefit
 plans                 509,590       366,378       256,423       193,889       157,067       280,286       101,108       122,103
Dilutive effect of
 shares issuable in
 connection with
 forward                     -             -             -             -             -             -        20,253             -
sale agreements              -         2,198             -        40,936        60,758             -             -        15,190
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Average common &
 common equivalent
 shares
  outstanding -
   diluted          95,325,818    95,828,656    96,338,118    96,315,707    96,298,707    95,733,496    92,367,442    93,342,074
                  ============= ============= ============= ============= ============= ============= ============= =============


Basic operating
 income per
 share(1)          $      0.83   $      0.56   $      0.62   $      1.14   $      0.78   $      2.01   $      1.88   $      3.04
Basic net income
 per share         $      1.07   $      0.53   $      0.76   $      1.27   $      0.86   $      2.36   $      1.94   $      3.23
Basic
 comprehensive
 income per share  $      1.08   $      0.54   $      0.75   $      1.45   $      1.14   $      2.36   $      2.39   $      3.86

Diluted operating
 income per
 share(1)          $      0.82   $      0.56   $      0.62   $      1.14   $      0.78   $      2.01   $      1.88   $      3.04
Diluted income per
 share             $      1.06   $      0.53   $      0.76   $      1.27   $      0.86   $      2.35   $      1.94   $      3.23
Diluted
 comprehensive
 income per share  $      1.07   $      0.54   $      0.75   $      1.45   $      1.14   $      2.36   $      2.39   $      3.86


(1) Excludes net realized and unrealized gains (losses) on investments, foreign exchange and income taxes. See Page 15 for a discussion of the use of certain Financial Measures Disclosures.
(2) Commencing in Q1 2007, we have modified our method of calculating basic and diluted earnings per share. In the basic EPS calculation, dividends paid on warrants outstanding are deducted from operating and net income. In calculating diluted EPS, we also consider the impact of increasing the number of dilutive shares by a portion of the warrants outstanding calculated using the treasury stock method. Whichever adjustment is more dilutive is incorporated in the calculation of diluted EPS. Prior periods have been revised to reflect this approach.

                                                   MONTPELIER RE HOLDINGS LTD.
                                  Summary Consolidating Balance Sheet - Blue Ocean (unaudited)
                                                          $ in millions

                                                          Montpelier                    Consolidation/    Montpelier
                                                         Stand Alone      Blue Ocean     Elimination     Consolidated
                                                        --------------  --------------  --------------  --------------

ASSETS
Investments and cash and cash equivalents                $    2,746.4    $      235.9    $      (58.7)   $    2,923.6
Securities lending collateral                                   136.7               -               -           136.7
Premiums receivable                                             217.8             1.0               -           218.8
Deferred acquisition costs                                       36.9             0.9               -            37.8
Reinsurance recoverable on paid and unpaid losses               164.5               -               -           164.5
Unearned premium ceded                                           51.6               -               -            51.6
Other assets                                                     65.7             3.4           (12.9)           56.2
                                                        --------------  --------------  --------------  --------------

   Total Assets                                          $    3,419.6    $      241.2    $      (71.6)   $    3,589.2
                                                        ==============  ==============  ==============  ==============


LIABILITIES
Loss and loss adjustment expense reserves                       905.8               -               -           905.8
Unearned premium                                                276.1            14.4               -           290.5
Securities lending payable                                      136.7               -               -           136.7
Debt                                                            352.4            75.0               -           427.4
Other liabilities                                               118.6            13.9           (17.2)          115.3
                                                        --------------  --------------  --------------  --------------

   Total Liabilities                                     $    1,789.6    $      103.3    $      (17.2)   $    1,875.7
                                                        ==============  ==============  ==============  ==============

Preferred shares - Blue Ocean                                       -            27.0           (27.0)              -

Minority Interest - Blue Ocean preferred shares                     -               -            19.1            19.1
Minority Interest - Blue Ocean common shares                        -               -            64.4            64.4
                                                        --------------  --------------  --------------  --------------
   Total Minority interest                                          -               -            83.5            83.5

COMMON SHAREHOLDERS' EQUITY                                   1,630.0           110.9          (110.9)        1,630.0
                                                        --------------  --------------  --------------  --------------

   Total Liabilities, Minority Interest & Common
    Shareholders' Equity                                 $    3,419.6    $      241.2    $      (71.6)   $    3,589.2
                                                        ==============  ==============  ==============  ==============

                                                     MONTPELIER RE HOLDINGS LTD.
                              Summary Consolidating Income Statements - Blue Ocean Q3 2007 (unaudited)
                                                            $ in millions

                                             Q3 2007                                              Q3 2006
                        ---------------------------------------------------  ---------------------------------------------------
                         Montpelier              Consolidation  Montpelier    Montpelier              Consolidation  Montpelier
                        Stand Alone  Blue Ocean  /Elimination  Consolidated  Stand Alone  Blue Ocean  /Elimination  Consolidated
                        ---------------------------------------------------  ---------------------------------------------------

Underwriting revenues
Gross premiums written   $    128.3   $        -   $        -   $    128.3    $    114.2   $      6.9   $        -   $    121.1
Reinsurance premiums
 ceded                          9.7            -            -          9.7          13.3            -            -         13.3
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums written          118.6            -            -        118.6         100.9          6.9            -        107.8

Gross premiums earned         157.6         11.1            -        168.7         166.3         23.8            -        190.1
Reinsurance premiums
 earned                        30.3            -            -         30.3          38.6            -            -         38.6
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums earned           127.3         11.1            -        138.4         127.7         23.8            -        151.5

Loss and loss adjustment
 expenses                      37.1            -            -         37.1          43.2            -            -         43.2
Acquisition costs              19.3          0.7            -         20.0          25.8          1.5            -         27.3
General and
 administrative
 expenses(1)                   22.8          4.0         (3.8)        23.0          17.8          6.5         (6.4)        17.9
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Underwriting income            48.1          6.4          3.8         58.3          40.9         15.8          6.4         63.1

Net investment income          29.4          2.8         (0.3)        31.9          29.5          4.6         (1.0)        33.1
Financing expense               7.0          1.6            -          8.6           6.7          0.1            -          6.8
Other income(1)                11.5            -         (6.9)         4.6          16.8            -        (14.4)         2.4
Other operating expense         3.0            -            -          3.0           3.2            -            -          3.2
Minority interest
 expense                          -            -          4.9          4.9             -            -        (13.0)        13.0
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Operating income               79.0          7.6         (8.3)        78.3          77.3         20.3        (22.0)        75.6
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net realized and
 unrealized gains
 (losses), foreign exch.
 and taxes(1)                  22.3          0.7            -         23.0           6.1          1.7            -          7.8
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net income                    101.3          8.3         (8.3)       101.3          83.4         22.0        (22.0)        83.4
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Other comprehensive
 (loss) income items            0.7            -            -          0.7          26.6            -            -         26.6

                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Comprehensive income     $    102.0   $      8.3   $     (8.3)  $    102.0    $    110.0   $     22.0   $    (22.0)  $    110.0
                        ============ ============ ============ ============  ============ ============ ============ ============

Loss and loss adjustment
 expense ratio
     Current year             32.8%                                  30.1%         39.7%                                  33.5%
     Prior year               -3.6%                                  -3.3%         -5.9%                                  -5.0%
Acquisition costs ratio       15.2%                                  14.5%         20.2%                                  18.0%
General and
 administrative expense
 ratio                        17.9%                                  16.6%         13.9%                                  11.8%
                        ------------                           ------------  ------------                           ------------
     Combined ratio           62.3%                                  57.9%         67.9%                                  58.3%
                        ============                           ============  ============                           ============


(1) Montpelier charged Blue Ocean $0.4 million (2006: $1.0 million) for underwriting services performed and $3.4 million (2006: $5.4 million) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.

                                                      MONTPELIER RE HOLDINGS LTD.
                               Summary Consolidating Income Statements - Blue Ocean YTD 2007 (unaudited)
                                                             $ in millions

                                            YTD 2007                                              YTD 2006
                        ---------------------------------------------------  ---------------------------------------------------
                         Montpelier              Consolidation  Montpelier    Montpelier              Consolidation  Montpelier
                        Stand Alone  Blue Ocean  /Elimination  Consolidated  Stand Alone  Blue Ocean  /Elimination  Consolidated
                        ---------------------------------------------------  ---------------------------------------------------

Underwriting revenues
Gross premiums written   $    535.2   $     42.3   $        -   $    577.5    $    551.6   $     90.6   $        -   $    642.2
Reinsurance premiums
 ceded                        103.0            -            -        103.0         116.7            -            -        116.7
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums written          432.2         42.3            -        474.5         434.9         90.6            -        525.5

Gross premiums earned         456.3         49.8            -        506.1         533.5         46.2            -        579.7
Reinsurance premiums
 earned                        95.9            -            -         95.9         145.5            -            -        145.5
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Net premiums earned           360.4         49.8            -        410.2         388.0         46.2            -        434.2

Loss and loss adjustment
 expenses                     146.9            -            -        146.9         159.5            -            -        159.5
Acquisition costs              55.1          3.2            -         58.3          87.6          3.5            -         91.1
General and
 administrative
 expenses(1)                   58.1         11.1        (10.4)        58.8          47.0          8.8         (8.2)        47.6
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Underwriting income           100.3         35.5         10.4        146.2          93.9         33.9          8.2        136.0

Net investment income          86.8         14.6         (2.0)        99.4          83.5         11.5         (2.7)        92.3
Financing expense              20.0          5.3            -         25.3          20.8          0.1            -         20.9
Other income(1)                35.0            -        (27.1)         7.9          28.5            -        (23.2)         5.3
Other operating expense         8.8            -            -          8.8          11.1            -            -         11.1
Minority interest
 expense                          -            -         26.8         26.8             -            -        (26.4)        26.4
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Operating income              193.3         44.8        (45.5)       192.6         174.0         45.3        (44.1)       175.2
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net realized and
 unrealized gains
 (losses), foreign exch.
 and taxes(1)                  32.0          0.7            -         32.7           6.8         (1.2)           -          5.6
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Net income                    225.3         45.5        (45.5)       225.3         180.8         44.1        (44.1)       180.8
                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------

Other comprehensive
 (loss) income items            0.8            -            -          0.8          40.9            -            -         40.9

                        ------------ ------------ ------------ ------------  ------------ ------------ ------------ ------------
Comprehensive income     $    226.1   $     45.5   $    (45.5)  $    226.1    $    221.7   $     44.1   $    (44.1)  $    221.7
                        ============ ============ ============ ============  ============ ============ ============ ============

Loss and loss adjustment
 expense ratio
     Current year             49.7%                                  43.7%         42.8%                                  38.2%
     Prior year               -9.0%                                  -7.9%         -1.7%                                  -1.5%
Acquisition costs ratio       15.3%                                  14.2%         22.6%                                  21.0%
General and
 administrative expense
 ratio                        16.1%                                  14.3%         12.1%                                  11.0%
                        ------------                           ------------  ------------                           ------------
     Combined ratio           72.2%                                  64.3%         75.8%                                  68.7%
                        ============                           ============  ============                           ============


(1) Montpelier charged Blue Ocean $2.0 million (2006: $2.1 million) for underwriting services performed and $8.4 million (2006: $6.1 million) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.

                          MONTPELIER RE HOLDINGS LTD.
                         Financial Measures Disclosures



Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income, management believes that showing operating income, which is net income (loss) excluding net realized and unrealized gains (losses), net foreign exchange gains (losses) and income taxes, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments' market value and not by our operating performance, or foreign exchange movements and income taxes, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding warrants, divided by the sum of shares and dilutive share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.